                                                                   Exhibit 7.(b)
Select Exec Illustration 1
Option A
Male 40 Standard Non-Smoker
Current at 87bp

                                                -----------------------------------------------------------------------------

                                                Illustration 1
                                                Death benefit Option A at current cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$560,331
                                                MALE SELECT NONSMOKER ISSUE AGE 40
                                                ANNUAL PREMIUM:$10,000

                                                -----------------------------------------------------------------------------
Flexible premium survivorship                                Total
variable universal life                                      premiums
Illustration of death benefits, Accumulated     End of       paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.           Policy       interest at       hypothetical gross annual investment return of
                                                Year            5%                0%                6%                 12%
All premium payments are illustrated as if      -----------------------------------------------------------------------------
made at the beginning of the Policy Year.         1           $10,500          $560,331          $560,331            $560,331
                                                  2           $21,525          $560,331          $560,331            $560,331
This illustration assumes no Policy loans         3           $33,101          $560,331          $560,331            $560,331
or Partial Withdrawals have been made.            4           $45,256          $560,331          $560,331            $560,331
                                                  5           $58,019          $560,331          $560,331            $560,331
The death benefits, Accumulated Values            6           $71,420          $560,331          $560,331            $560,331
and Cash Surrender Values will differ if          7           $85,491          $560,331          $560,331            $560,331
premiums are paid in different amounts or         8          $100,266          $560,331          $560,331            $560,331
frequencies.                                      9          $115,779          $560,331          $560,331            $560,331
                                                 10          $132,068          $560,331          $560,331            $560,331
The hypothetical investment rates shown          15          $226,575          $560,331          $560,331            $560,331
above and elsewhere in this prospectus are       20          $347,192          $560,331          $560,331            $730,682
illustrative only and should not be              25          $501,134          $560,331          $560,331          $1,174,244
interpreted as a representation of past or       30          $697,607          $560,331          $602,773          $1,912,673
future investment results. Actual rates of       35          $948,362          $560,331          $754,621          $2,978,965
return may be more or less than those shown     -----------------------------------------------------------------------------
and will depend on a number of factors,                    End of year                        End of year
including the investment allocations made                  ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
to Variable Accounts by the Owner and the       End of     assuming hypothetical gross        assuming hypothetical gross
experience of the Accounts. No                  Policy     annual investment return of        annual investment return of
representation can be made by us, the           Year          0%         6%         12%          0%        6%         12%
Separate Account or the Fund that these         -----------------------------------------------------------------------------
hypothetical rates of return can be              1           $7,844     $8,353      $8,863      $3,626     $4,135      $4,645
achieved for any one year or sustained over      2          $15,771    $17,282     $18,856     $11,553    $13,065     $14,638
any period of time.                              3          $23,355    $26,378     $29,648     $19,138    $22,160     $25,430
                                                 4          $30,749    $35,796     $41,477     $26,531    $31,578     $37,259
This is an illustration only. An                 5          $37,954    $45,556     $54,455     $33,736    $41,338     $50,237
illustration is not intended to predict          6          $44,979    $55,677     $68,711     $41,605    $52,303     $65,337
actual performance. Interest rates,              7          $51,832    $66,185     $84,388     $49,301    $63,654     $81,857
dividends, and values set forth in the           8          $58,519    $77,102    $101,643     $56,832    $75,415     $99,956
illustration are not guaranteed.                 9          $65,049    $88,455    $120,651     $64,206    $87,611    $119,807
                                                10          $71,428   $100,269    $141,606     $71,428   $100,269    $141,606
                                                15         $104,492   $172,316    $292,155    $104,492   $172,316    $292,155
                                                20         $133,183   $262,565    $545,285    $133,183   $262,565    $545,285
                                                25         $153,011   $374,587    $962,495    $153,011   $374,587    $962,495
                                                30         $163,728   $519,632  $1,648,856    $163,728   $519,632  $1,648,856
                                                35         $162,888   $705,253  $2,784,079    $162,888   $705,253  $2,784,079
                                                -----------------------------------------------------------------------------
                                                                                                                            1

Select Exec Illustration 2
Option A
Male 40 Standard Non-Smoker
Guaranteed at 87bp

                                                ------------------------------------------------------------------------------

                                                Illustration 2
                                                Death benefit Option A at guaranteed cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$560,331
                                                MALE SELECT NONSMOKER ISSUE AGE 40
                                                ANNUAL PREMIUM:$10,000

                                                ------------------------------------------------------------------------------
Flexible premium survivorship                                 Total
variable universal life                                       premiums
Illustration of death benefits, Accumulated     End of        paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.           Policy        interest at       hypothetical gross annual investment return of
                                                Year              5%                0%                6%                 12%
All premium payments are illustrated as if      ------------------------------------------------------------------------------
made at the beginning of the Policy Year.        1             $10,500          $560,331          $560,331            $560,331
                                                 2             $21,525          $560,331          $560,331            $560,331
This illustration assumes no Policy loans        3             $33,101          $560,331          $560,331            $560,331
or Partial Withdrawals have been made.           4             $45,256          $560,331          $560,331            $560,331
                                                 5             $58,019          $560,331          $560,331            $560,331
*Additional payment will be required to          6             $71,420          $560,331          $560,331            $560,331
prevent Policy termination.                      7             $85,491          $560,331          $560,331            $560,331
                                                 8            $100,266          $560,331          $560,331            $560,331
The death benefits, Accumulated Values           9            $115,779          $560,331          $560,331            $560,331
and Cash Surrender Values will differ if        10            $132,068          $560,331          $560,331            $560,331
premiums are paid in different amounts or       15            $226,575          $560,331          $560,331            $560,331
frequencies.                                    20            $347,192          $560,331          $560,331            $642,125
                                                25            $501,134          $560,331          $560,331          $1,028,224
The hypothetical investment rates shown         30            $697,607          $560,331          $560,331          $1,659,461
above and elsewhere in this prospectus are      35            $948,362                $0*         $560,331          $2,555,447
illustrative only and should not be             ------------------------------------------------------------------------------
interpreted as a representation of past or               End of year                         End of year
future investment results. Actual rates of               ACCUMULATED VALUE                   NET CASH SURRENDER VALUE
return may be more or less than those shown     End of   assuming hypothetical gross         assuming hypothetical gross
and will depend on a number of factors,         Policy   annual investment return of         annual investment return of
including the investment allocations made       Year        0%          6%         12%          0%          6%           12%
to Variable Accounts by the Owner and the       ------------------------------------------------------------------------------
experience of the Accounts. No                   1        $7,269      $7,760       $8,252     $3,051      $3,542        $4,034
representation can be made by us, the            2       $14,475     $15,912      $17,409    $10,257     $11,694       $13,191
Separate Account or the Fund that these          3       $21,445     $24,294      $27,381    $17,227     $20,076       $23,163
hypothetical rates of return can be              4       $28,164     $32,899      $38,237    $23,946     $28,681       $34,019
achieved for any one year or sustained over      5       $34,634     $41,739      $50,074    $30,416     $37,521       $45,857
any period of time.                              6       $40,841     $50,810      $62,984    $37,466     $47,435       $59,609
                                                 7       $46,788     $60,123      $77,084    $44,257     $57,592       $74,553
This is an illustration only. An                 8       $52,467     $69,682      $92,500    $50,780     $67,995       $90,813
illustration is not intended to predict          9       $57,876     $79,498     $109,376    $57,032     $78,655      $108,533
actual performance. Interest rates,             10       $62,996     $89,568     $127,863    $62,996     $89,568      $127,863
dividends, and values set forth in the          15       $86,464    $148,183     $258,818    $86,464    $148,183      $258,818
illustration are not guaranteed.                20       $99,194    $215,714     $479,198    $99,194    $215,714      $479,198
                                                25       $96,180    $294,750     $842,807    $96,180    $294,750      $842,807
                                                30       $65,478    $390,654   $1,430,570    $65,478    $390,654    $1,430,570
                                                35            $0*   $521,229   $2,388,268         $0*   $521,229    $2,388,268

Select Exec Illustration 3
Option A
Male 40 Standard Non-Smoker
Current at 69bp

                                                ------------------------------------------------------------------------------

                                                Illustration 3
                                                Death benefit Option A at current cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$560,331
                                                MALE SELECT NONSMOKER ISSUE AGE 40
                                                ANNUAL PREMIUM:$10,000

                                                ------------------------------------------------------------------------------
Flexible premium survivorship                              Total
variable universal life                                    premiums
Illustration of death benefits, Accumulated     End of     paid plus          End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.           Policy     interest at        hypothetical gross annual investment return of
                                                Year          5%                 0%                  6%                 12%
All premium payments are illustrated as if      ------------------------------------------------------------------------------
made at the beginning of the Policy Year.        1          $10,500           $560,331            $560,331            $560,331
                                                 2          $21,525           $560,331            $560,331            $560,331
This illustration assumes no Policy loans        3          $33,101           $560,331            $560,331            $560,331
or Partial Withdrawals have been made.           4          $45,256           $560,331            $560,331            $560,331
                                                 5          $58,019           $560,331            $560,331            $560,331
The death benefits, Accumulated Values           6          $71,420           $560,331            $560,331            $560,331
and Cash Surrender Values will differ if         7          $85,491           $560,331            $560,331            $560,331
premiums are paid in different amounts or        8         $100,266           $560,331            $560,331            $560,331
frequencies.                                     9         $115,779           $560,331            $560,331            $560,331
                                                10         $132,068           $560,331            $560,331            $560,331
The hypothetical investment rates shown         15         $226,575           $560,331            $560,331            $560,331
above and elsewhere in this prospectus are      20         $347,192           $560,331            $560,331            $749,243
illustrative only and should not be             25         $501,134           $560,331            $560,331          $1,212,759
interpreted as a representation of past or      30         $697,607           $560,331            $625,804          $1,990,675
future investment results. Actual rates of      35         $948,362           $560,331            $788,141          $3,125,618
return may be more or less than those shown     ------------------------------------------------------------------------------
and will depend on a number of factors,                    End of year                          End of year
including the investment allocations made                  ACCUMULATED VALUE                    NET CASH SURRENDER VALUE
to Variable Accounts by the Owner and the       End of     assuming hypothetical gross          assuming hypothetical gross
experience of the Accounts. No                  Policy     annual investment return of          annual investment return of
representation can be made by us, the           Year          0%         6%          12%           0%        6%         12%
Separate Account or the Fund that these         ------------------------------------------------------------------------------
hypothetical rates of return can be              1           $7,859     $8,369        $8,880      $3,641    $4,151      $4,663
achieved for any one year or sustained over      2          $15,815    $17,332       $18,910     $11,598   $13,114     $14,693
any period of time.                              3          $23,443    $26,479       $29,763     $19,226   $22,261     $25,545
                                                 4          $30,893    $35,968       $41,681     $26,675   $31,751     $37,463
This is an illustration only. An                 5          $38,166    $45,820       $54,781     $33,948   $41,602     $50,564
illustration is not intended to predict          6          $45,272    $56,057       $69,199     $41,898   $52,683     $65,825
actual performance. Interest rates,              7          $52,217    $66,705       $85,083     $49,687   $64,174     $82,552
dividends, and values set forth in the           8          $59,009    $77,789      $102,599     $57,322   $76,102    $100,912
illustration are not guaranteed.                 9          $65,653    $89,337      $121,930     $64,809   $88,493    $121,087
                                                10          $72,156   $101,377      $143,283     $72,156  $101,377    $143,283
                                                15         $106,033   $175,193      $297,538    $106,033  $175,193    $297,538
                                                20         $135,810   $268,622      $559,136    $135,810  $268,622    $559,136
                                                25         $156,989   $386,054      $994,065    $156,989  $386,054    $994,065
                                                30         $169,301   $539,486    $1,716,099    $169,301  $539,486  $1,716,099
                                                35         $170,345   $736,580    $2,921,138    $170,345  $736,580  $2,921,138
                                                ------------------------------------------------------------------------------
                                                                                                                             3

Select Exec Illustration 4
Option A
Male 40 Standard Non-Smoker
Guaranteed at 69bp

                                                ----------------------------------------------------------------------------

                                                Illustration 4
                                                Death benefit Option A at guaranteed cost of insurance rates
                                                Based on average annual advisory fees and expenses of the Portfolios

                                                DEATH BENEFIT OPTION:A
                                                FACE AMOUNT:$560,331
                                                MALE SELECT NONSMOKER ISSUE AGE 40
                                                ANNUAL PREMIUM:$10,000

                                                ----------------------------------------------------------------------------
Flexible premium survivorship                               Total
variable universal life                                     premiums
Illustration of death benefits, Accumulated     End of      paid plus         End of year DEATH BENEFIT assuming
Values and Net Cash Surrender Values.           Policy      interest at       hypothetical gross annual investment return of
                                                Year           5%                0%                6%                 12%
All premium payments are illustrated as if      ----------------------------------------------------------------------------
made at the beginning of the Policy Year.        1           $10,500          $560,331          $560,331            $560,331
                                                 2           $21,525          $560,331          $560,331            $560,331
This illustration assumes no Policy loans        3           $33,101          $560,331          $560,331            $560,331
or Partial Withdrawals have been made.           4           $45,256          $560,331          $560,331            $560,331
                                                 5           $58,019          $560,331          $560,331            $560,331
*Additional payment will be required to          6           $71,420          $560,331          $560,331            $560,331
prevent Policy termination.                      7           $85,491          $560,331          $560,331            $560,331
                                                 9          $115,779          $560,331          $560,331            $560,331
The death benefits, Accumulated Values          10          $132,068          $560,331          $560,331            $560,331
and Cash Surrender Values will differ if        15          $226,575          $560,331          $560,331            $560,331
premiums are paid in different amounts or       20          $347,192          $560,331          $560,331            $659,453
frequencies.                                    25          $501,134          $560,331          $560,331          $1,063,216
                                                30          $697,607          $560,331          $560,331          $1,728,786
The hypothetical investment rates shown         35          $948,362                $0*         $596,153          $2,683,353
above and elsewhere in this prospectus are      ----------------------------------------------------------------------------
illustrative only and should not be                      End of year                        End of year
interpreted as a representation of past or               ACCUMULATED VALUE                  NET CASH SURRENDER VALUE
future investment results. Actual rates of      End of   assuming hypothetical gross        assuming hypothetical gross
return may be more or less than those shown     Policy   annual investment return of        annual investment return of
and will depend on a number of factors,         Year        0%          6%          12%          0%        6%         12%
including the investment allocations made       ----------------------------------------------------------------------------
to Variable Accounts by the Owner and the        1         $7,284      $7,776       $8,269    $3,066      $3,558      $4,051
experience of the Accounts. No                   2        $14,518     $15,959      $17,461   $10,300     $11,741     $13,243
representation can be made by us, the            3        $21,528     $24,389      $27,489   $17,310     $20,171     $23,272
Separate Account or the Fund that these          4        $28,299     $33,061      $38,429   $24,081     $28,843     $34,211
hypothetical rates of return can be              5        $34,832     $41,987      $50,380   $30,614     $37,769     $46,163
achieved for any one year or sustained over      6        $41,114     $51,164      $63,440   $37,739     $47,790     $60,065
any period of time.                              7        $47,146     $60,606      $77,733   $44,615     $58,076     $75,202
                                                 8        $52,919     $70,320      $93,390   $51,232     $68,632     $91,703
This is an illustration only. An                 9        $58,432     $80,315     $110,566   $57,588     $79,472    $109,723
illustration is not intended to predict         10        $63,666     $90,592     $129,420   $63,666     $90,592    $129,420
actual performance. Interest rates,             15        $87,853    $150,821     $263,815   $87,853    $150,821    $263,815
dividends, and values set forth in the          20       $101,507    $221,259     $492,129  $101,507    $221,259    $492,129
illustration are not guaranteed.                25        $99,582    $305,338     $871,488   $99,582    $305,338    $871,488
                                                30        $70,115    $410,271   $1,490,333   $70,115    $410,271  $1,490,333
                                                35             $0*   $557,152   $2,507,807        $0*   $557,152  $2,507,807
                                                ----------------------------------------------------------------------------

4